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Exhibit 10.2

AMENDMENT TO AGREEMENT
OF PURCHASE AND SALE

        THIS AMENDMENT TO AGREEMENT OF PURCHASE AND SALE ("Amendment") is entered into as of the 10th day of June 2003, by and between THE MILLS LIMITED PARTNERSHIP, a Delaware limited partnership ("Buyer') and GREAT MALL OF THE BAY AREA ASSOCIATES, L.P., a Delaware limited partnership ("Seller"), based upon the following facts, intentions and understandings:

        A. Buyer and Seller have previously entered into an Agreement of Purchase and Sale ("Purchase Agreement") dated as of May 8, 2003 as amended by a letter agreement between Buyer and Seller dated May 8, 2003 (the Purchase Agreement, as so amended, is hereinafter referred to as the "Agreement") pursuant to which Buyer has agreed to purchase and Seller has agreed to sell certain improved real property commonly known as the Great Mall of the Bay Area, all as more particularly described in the Agreement. The capitalized terms used in this Amendment shall have the meaning set forth in the Agreement, unless otherwise defined herein.

        B. Buyer and Seller wish to amend the Agreement to, among other things, extend the Due Diligence Period, upon the terms and conditions hereinafter provided.

        NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.
Due Diligence Period. Section 3.1 of the Agreement is hereby amended by deleting in its entirety the reference to "June 16, 2003" on the third line thereof and replacing it with "June 23, 2003" for all purposes under the Agreement.

2.
Effect. Except as modified herein, the Agreement remains unmodified and in full force and effect.

3.
Escrow Agent. Escrow Agent is executing this Amendment for the sole purpose of acknowledging the extension of the date for expiration of the Due Diligence Period set forth herein.

        IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date and year set forth above.

SELLER:	GREAT MALL OF THE BAY AREA ASSOCIATES, L.P., a Delaware limited partnership
	By:	SREG Great Mall, Inc., a Delaware corporation, its sole general partner
	By:	/s/ THEODORE R. STOTZER
	Name:	Theodore R. Stotzer
	Title:	Executive Vice President
BUYER:	THE MILLS LIMITED PARTNERSHIP, a Delaware limited partnership
	By:	The Mills Corporation, a Delaware corporation, its general partner
	By:	/s/ GREG NEEB
	Name:	Greg Neeb
	Title:	Executive Vice President Chief Investment Officer
ACKNOWLEDGED AND ACCEPTED:
ESCROW AGENT:
LAWYERS TITLE INSURANCE CORPORATION
By:	/s/ LINDA RAE PAUL
Name:	Linda Rae Paul
Title:	AVP, Sr. Nat'l Commercial Closer

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AMENDMENT TO AGREEMENT OF PURCHASE AND SALE